UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 23, 2010

KINDER MORGAN ENERGY PARTNERS, L.P.

(Exact name of registrant as specified in its charter)

Delaware	1-11234	76-0380342
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

500 Dallas Street, Suite 1000
Houston, Texas 77002
(Address of principal executive offices, including zip code)

713-369-9000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On June 23, 2010, Kinder Morgan Energy Partners, L.P. (the “Partnership”) entered into a Credit Agreement (the “Credit Agreement”) among the Partnership, as Borrower; Kinder Morgan Operating L.P. “B”, as the Subsidiary Borrower; Wells Fargo Bank, National Association, as Administrative Agent; Bank of America, N.A., Citibank, N.A. and JPMorgan Chase Bank, N.A., as Syndication Agents; DnB NOR Bank ASA, New York Branch, as Documentation Agent; and the other lenders identified in the Credit Agreement. The Credit Agreement provides for a $2.0 billion unsecured revolving credit facility which replaces the Partnership’s $1.85 billion unsecured revolving credit facility that was scheduled to expire August 18, 2010. The Credit Agreement provides that the margin the Partnership will pay with respect to borrowings and the facility fee the Partnership will pay on the total commitment will vary based on the Partnership’s senior debt investment rating, and it includes financial covenants and events of default that are common in such agreements. The financial covenants under the credit facility remain substantially unchanged as compared to those under the Partnership’s previous credit facility. The credit facility can be used to back commercial paper issuances and for general partnership purposes. The credit facility will mature on June 23, 2013.

The foregoing description of the Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the Credit Agreement which is filed as Exhibit 10.1 to this Form 8-K and incorporated into this Item 1.01 by reference.

Item 2.03 Creation of a Direct Financial Obligation.

On June 23, 2010, the Partnership entered into the Credit Agreement described under Item 1.01 above. The description of the Credit Agreement under Item 1.01 above is qualified in its entirety by reference to the Credit Agreement filed as Exhibit 10.1 to this Form 8-K and incorporated into this Item 2.03 by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits.

10.1         Credit Agreement, dated as of June 23, 2010, by and among Kinder Morgan Energy Partners, L.P.; Kinder Morgan Operating L.P. “B”; the lenders party thereto; Wells Fargo Bank, National Association, as Administrative Agent; Bank of America, N.A., Citibank, N.A. and JPMorgan Chase Bank, N.A., as Syndication Agents; and DnB NOR Bank ASA, New York Branch, as Documentation Agent.

S I G N A T U R E

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KINDER MORGAN ENERGY PARTNERS, L.P.

	By:	Kinder Morgan G.P., Inc.,
its General Partner

	By:	Kinder Morgan Management, LLC,
its Delegate

Dated: June 24, 2010	By:	/s/ Kimberly A. Dang
Kimberly A. Dang
Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1

Credit Agreement, dated as of June 23, 2010, by and among Kinder Morgan Energy Partners, L.P.; Kinder Morgan Operating L.P. “B”; the lenders party thereto; Wells Fargo Bank, National Association, as Administrative Agent; Bank of America, N.A., Citibank, N.A. and JPMorgan Chase Bank, N.A., as Syndication Agents; and DnB NOR Bank ASA, New York Branch, as Documentation Agent.